UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 22, 2011

WINLAND OCEAN SHIPPING CORP.
(Exact name of registrant as specified in its charter)

Texas	333-142908	20-5933927
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rm 703, 7/F, Bonham Trade Centre, 50 Bonham Strand, Sheung Wan, Hong Kong, China
(Address of principal executive offices)

Registrant’s telephone number, including area code: 00852-28549088

WINLAND ONLINE SHIPPING HOLDINGS CORPORATION
 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 3.03  Material Modification to Rights of Security Holders

 On February 18, 2011, the Board of Directors and a stockholder holding 82.25% of the common stock, par value $0.001 per share (“Common Stock”), of Winland Ocean Shipping Corp. (formerly known as Winland Online Shipping Holdings Corporation and hereafter referred to as the “Company”) approved the filing of a Certificate of Amendment to the Company’s Articles of Incorporation to (a) increase the Company’s Common Stock from 200,000,000 shares to 400,000,000 shares, (b) effect a 1.5 for 1 forward stock split of the Company’s Common Stock and (c) change the name of the Company from “Winland Online Shipping Holdings Corporation” to “Winland Ocean Shipping Corp.”.

As a result of the forward stock split being declared effective by FINRA at the market open on March 28, 2011, all shareholders of the Company of record on March 25, 2011 will receive 0.5 additional shares for every 1 share owned on March 25, 2011.  As a result of the increase in the Company’s issued and outstanding shares of Common Stock from 130,000,000 to 195,000,000 shares of Common Stock by virtue of the forward split, the Company also increased its authorized shares from 200,000,000 to 400,000,000 in order to add flexibility for the issuance of new shares.  Fractional shares will be rounded up to the next whole share, and shareholders need not take any other action with respect to the forward split at this time as certificates representing new shares will be issued by the transfer agent on March 28, 2011.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As disclosed in Item 3.03, on February 18, 2011, the Company’s Board of Directors and a stockholder holding 82.25% of the Company’s Common Stock approved the filing of a Certificate of Amendment to the Company’s Articles of Incorporation to (a) increase the Company’s Common Stock from 200,000,000 shares to 400,000,000 shares, (b) effect a 1.5 for 1 forward stock split of the Company’s Common Stock and (c) change the name of the Company from “Winland Online Shipping Holdings Corporation” to “Winland Ocean Shipping Corp.”.  On March 11, 2011, the Company filed a Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.3, in order to effect such corporate actions.  In accordance with the provisions of the Certificate of Amendment, effective March 22, 2011, the Company changed its name from “Winland Online Shipping Holdings Corporation” to “Winland Ocean Shipping Corp.” to more accurately describe the Company’s business in light of the Company’s recent disposition of its online shipping business.  Furthermore, the Company effectively increased its authorized shares of Common Stock to 400,000,000 shares on March 22, 2011, and also effected a 1.5 for 1 forward split of the Company’s Common Stock on March 28, 2011.

Item 9.01  Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibit No Description:

EXHIBIT NO.	DESCRIPTION	LOCATION
3.3	Certificate of Amendment to the Articles of Incorporation of the Company as filed with the State of Texas on March 11, 2011	Provided herewith

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 28, 2011

WINLAND OCEAN SHIPPING CORP.

By: /s/ Xue Ying
Name: Xue Ying
Title: Chief Executive Officer and Secretary